================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): APRIL 1, 2002


                            CAS MEDICAL SYSTEMS, INC.
                 ----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                      2-96271-B                06-1123096
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)



                             44 EAST INDUSTRIAL ROAD
                           BRANFORD, CONNECTICUT 06405
                       -----------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (203) 488-6056


                                 NOT APPLICABLE
             -------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



================================================================================

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Board of Directors of CAS Medical Systems, Inc. ("CAS") annually considers the selection of CAS's independent public accountants. On April 1, 2002, the Board decided to replace its current accountants, Arthur Andersen LLP ("Andersen"). A new independent public accounting firm has not yet been engaged to act as CAS' auditors.

Andersen's reports on CAS's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During CAS's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on CAS's financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(B) of Regulation S-B.

CAS provided Andersen with a copy of the foregoing disclosures. Attached as
Exhibit 16 is a copy of Andersen's letter, dated April 3, 2002, stating its agreement with such statements.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits.  The following exhibit is filed with this document.

Exhibit
Number     Description
-------    -----------

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 3, 2002

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CAS MEDICAL SYSTEMS, INC.


                                          By: /s/ Louis P. Scheps
                                          --------------------------------
                                          Louis P. Scheps
                                          President, Chief Executive Officer and
                                          Chief Financial Officer


Dated:  April 5, 2002